SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event rep15-Apr-02
Asset Backed Securities Corporation
Origen Manufactured Housing Contract Senior/Subordinate
Pass-Through Certificates, Series 2002-A
(Exact name of registrant as specified in its charter)


          Delaware                      333-44300-04          13-3354848
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, Park Avenue Plaza
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-1811
Item 5. Other Events

    On March 27, 2002 a scheduled distribution was made from the Trust to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dat15-Apr-02
    The Monthly Report is filed pursuant to and in accordance with
    (1) numerous no-action letters (2) current Commission policy in the area.





    A.   Monthly Report Information
         See Exhibit No.1


    B.   Have and deficiencies occurred?  NO.
                Date:
                Amount:

    C.   Item 1: Legal Proceedings:  NONE

    D.   Item 2: Changes in Securities:   NONE

    E.   Item 4: Submission of Matters to a Vote of
         Certificateholders:  NONE

    F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
    Exhibit No.

   1    Monthly Distribution Report Dated   15-Apr-02


Origen Manufactured Housing Contract Senior/Subordinate
Pass-Through Certificates, Series 2002-A

STATEMENT TO CERTIFICATEHOLDERS

Distribution DatApril 15, 2002

DISTRIBUTION SUMMARY

                    Beginning             Current Per      Accrued
       Original Current Princi Principal  Pass-Throug     Interest
ClasFace Value         Amount Distribution      Rate Distributed (1
A-1  35243000.00   35243000.00  1162797.31   2.14000%      39805.01
A-2  24362000.00   24362000.00        0.00   5.22000%     105974.70
A-3  14300000.00   14300000.00        0.00   6.17000%      73525.83
A-4  23295000.00   23295000.00        0.00   7.17000%     139187.63
M-1  11475000.00   11475000.00        0.00   7.87000%      75256.88
M-2  10800000.00   10800000.00        0.00   8.85000%      79650.00
B-1  10125000.00   10125000.00        0.00   9.50000%      80156.25
X   135002847.96  135002847.96        0.00   0.00000%          0.00




                 Certificate      Ending
    Realized Los     Interest Current Prin
      Principal    Shortfall      Amount
Clas
 A-1        0.00          0.00 34080202.69
 A-2        0.00          0.00 24362000.00
 A-3        0.00          0.00 14300000.00
 A-4        0.00          0.00 23295000.00
 M-1        0.00          0.00 11475000.00
 M-2        0.00          0.00 10800000.00
 B-1        0.00          0.00 10125000.00
   X        0.00          0.00134329938.03



AMOUNTS PER $1,000 UNIT
                                                            Ending
                         Prin         Int   Realized     Curr Prin
ClasCusip        Distribution Distribution      Loss        Amount
A-1 68619AAL1     32.99370967  1.12944443 0.00000000  967.00629033
A-2 68619AAM9      0.00000000  4.35000000 0.00000000 1000.00000000
A-3 68619AAN7      0.00000000  5.14166643 0.00000000 1000.00000000
A-4 68619AAP2      0.00000000  5.97500021 0.00000000 1000.00000000
M-1 68619AAQ0      0.00000000  6.55833377 0.00000000 1000.00000000
M-2 68619AAR8      0.00000000  7.37500000 0.00000000 1000.00000000
B-1 68619AAS6      0.00000000  7.91666667 0.00000000 1000.00000000
X   BCC06P3B1      0.00000000  0.00000000 0.00000000  995.01558715



    SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Origen Manufactured Housing Contract Senior/Subordinate
Pass-Through Certificates, Series 2002-A


                        By: /s/ David Knox
                        Name: David Knox
                        Title:  Trust Administrator
                        Bank One, NA